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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                        September 9, 1998
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                         PROFFITT'S, INC.
      (Exact name of registrant as specified in its charter)


                Tennessee          1-13113            62-0331040
        (State of incorporation)   (Commission      (I.R.S. Employer
                                   File Number)    Identification No.)

                750 Lakeshore Parkway
                 Birmingham, Alabama                     35211
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (423) 983-7000



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Item 5.  Other Events.

     On September 9, 1998, Proffitt's, Inc. announced the
completion of the it's cash tender offer for the $125 million outstanding principal amount of its 8 1/8% Senior Notes due May 15,
2004.   All the Notes outstanding were tendered and purchased by
Proffitt's, Inc.

     Pursuant to General Instruction F to Form 8-K, the August 27, 1998 Press Release is incorporated herein by reference and is attached hereto as Exhibit 99.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

Exhibit
Number         Description

99             Press release dated September 9, 1998 re:
               completion of Proffitt's, Inc. Cash Tender Offer
               For Senior Notes

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROFFITT'S INC.


                                         /s/ Charles J. Hansen
Date:  September 10, 1998               _________________________
                                        Charles J. Hansen
                                        (Printed)

                                        Vice President and
                                        Associate General Counsel
                                        (Title)